                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 18, 2004

                         Hyundai ABS Funding Corporation
                   as Depositor to the Issuer described herein
               (Exact Name of Registrant as Specified in Charter)

            Delaware                      333-108545              33-0978453
(State or Other Jurisdiction of           (Commission         (I.R.S. Employer
        Incorporation)                   File Number)        Identification No.)

  10550 Talbert Avenue, Fountain Valley, California                 92708
       (Address of Principal Executive Offices)                  (Zip Code)

      Registrant's telephone number including area code        (714) 594-1579

Former Name or Former Address, if Changed Since Last Report    Not Applicable

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

     Hyundai ABS Funding Corporation (the "Registrant") is hereby filing the servicer report (the "Servicer Report") which Hyundai Motor Finance Company ("HMFC") is required to file pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of November 7, 2003, among the Issuer, the Registrant, HMFC and Wells Fargo Bank Minnesota, National Association, as indenture trustee. The Servicer Report filed hereby covers the period from April 1, 2004 to April 30, 2004.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit No.   Exhibit
-----------   -------
   20         April 2004 Servicer Report

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2004                     HYUNDAI ABS FUNDING CORPORATION


                                        By: /s/ David A. Hoeller
                                            ------------------------------------
                                        Name: David A. Hoeller
                                        Title: Vice President & Secretary

                                  EXHIBIT INDEX

Exhibit No.   Exhibit
-----------   -------
     20       April 2004 Servicer Report